Financial risk management (Tables)	12 Months Ended
Dec. 31, 2024
TextBlock 1 [Abstract]
Net Borrowing-to-Equity Ratio
Net
borrowing-to-equity
ratio as of December 31, 2023 and 2024 is as follows:

(in millions of Won)	2023		2024
Total borrowings	￦	25,970,379	25,997,367
Less: Cash and cash equivalents		6,670,879	6,767,898

Net borrowings		19,299,500	19,229,469
Total equity		59,598,600	61,442,768

Net borrowings-to-equity ratio		32.38%	31.30%